UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 24, 2004


                             APOLLO GOLD CORPORATION
             (Exact name of registrant as specified in its charter)



          YUKON TERRITORY,
              CANADA                    1-31593           NOT APPLICABLE
  (State or other jurisdiction of     (Commission        (I.R.S. Employer
   incorporation or organization)     File Number)     Identification Number)


        4601 DTC BOULEVARD, SUITE 750
               DENVER, COLORADO                             80237-2571
  (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code:  (720) 886-9656


                                    NO CHANGE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 24, 2004, Apollo Gold Corporation terminated the Revolving Loan, Guaranty and Security Agreement between Apollo Gold, Inc. and Standard Bank London Limited dated June 25, 2003. There were no amounts outstanding under the Agreement at the date of termination, and the Company had not borrowed under the Agreement since the third quarter 2003.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 29, 2004

                                 APOLLO GOLD CORPORATION


                                 By:  /s/  R. Llee Chapman
                                      ------------------------------------
                                      R. Llee Chapman
                                      Vice President and Chief Financial Officer


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